SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 8, 2010

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12162 (Commission File No.)	13-3404508 (IRS Employer Identification No.)

3850 Hamlin Road, Auburn Hills, Michigan 48326
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into an Amendment to Material Definitive Agreement

On September 8, 2010 BWA Receivables Corporation, a wholly-owned subsidiary of BorgWarner Inc., as seller, BorgWarner Inc., as the collection agent, and Wells Fargo Bank, N.A., successor by merger to Wachovia Bank, National Association, as Administrative Agent, entered into an Amendment No. 1 to Receivables Purchase Agreement, which increased the amount of the maximum eligible receivable interests at any one time outstanding from $50,000,000 to $80,000,000.

The Receivables Purchase Agreement is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: September 10, 2010	By:	/s/ John J. Gasparovic
Name: John J. Gasparovic
Title: Secretary